UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2024

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 16, 2024, Achari Ventures Holdings Corp. I (the “Company,” “Achari,” “we,” “us” or “our”) held a special meeting of the Company’s shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved (i) a proposal (the “Charter Amendment Proposal”) to amend our Fifth Amended and Restated Certificate of Incorporation (our “Charter”) to revise our existing extension option, which currently provides that we have the option of extending the period by which we must consummate a business combination by up to 18 months, from our original expiration date of January 19, 2023 (the “Original Expiration Date”), to July 19, 2024 (the “Current Expiration Date”), to instead provide that we will have the option to extend the period by which we must consummate a business combination by an additional three months, from the Current Expiration Date, or from July 19, 2024, to October 19, 2024 (the “Fourth Amended Extended Date”), with such extension option exercisable in three single-month increments (each such monthly extension option, a “Monthly Extension Option”), for an additional three-month aggregate total extension period if each Monthly Extension Option is exercised, and with each such Monthly Extension Option exercisable upon five calendar days’ advance notice prior to the applicable monthly deadline (such deadline for exercising each such Monthly Extension Option being the 19th calendar day of each month and, for the avoidance of doubt, the first Monthly Extension Option under the Sixth Amended and Restated Certificate of Incorporation being exercisable at any time on or prior to July 19, 2024) and (ii) a proposal (the “Trust Amendment Proposal”) to amend our Third Amended and Restated Investment Management Trust Agreement, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Achari (the “Trust Agreement”), to provide that the Current Expiration Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our initial public offering (“IPO”) will be liquidated if we have not consummated a business combination, may be extended, at our option, and on a monthly basis, pursuant to the exercise of Monthly Extension Option(s), up to and until the Fourth Amended Extended Date of October 19, 2024; provided that, in order to exercise a single Monthly Extension Option, we must deposit into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit.

The Company entered into the Fourth Amended and Restated Trust Agreement on July 16, 2024 with Continental Stock Transfer & Trust Company. The Sixth Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on July 16, 2024.

The foregoing descriptions of the (i) Charter Amendment Proposal and the Charter and (ii) the Trust Amendment Proposal and the Trust Agreement do not purport to be complete, and are qualified in their entirety by the applicable descriptions included in the Company’s definitive proxy statement regarding the Special Meeting, filed by the Company with the Securities and Exchange Commission on July 1, 2024, as amended to date, and in particular by the Sixth Amended and Restated Certificate of Incorporation and the Fourth Amended and Restated Trust Agreement, each filed hereto as Exhibit 3.1 and 10.1, respectively, and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent applicable, the contents of Item 1.01 and Item 8.01 are incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 16, 2024, the Company held the Special Meeting. On June 28, 2024, the record date for the Special Meeting, there were 3,050,941 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 90.6% of which were represented in person or by proxy at the Special Meeting, which constituted a quorum.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting were as follows:

Proposal No. 1— The Charter Amendment Proposal

Stockholders approved the Charter Amendment Proposal. Passage of the Charter Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,762,629	1	0

Proposal No. 2— The Trust Amendment Proposal

Stockholders approved the Trust Amendment Proposal. Passage of the Trust Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,762,629	1	0

Proposal No. 3— The Adjournment Proposal

Stockholders approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes, or in certain other circumstances. Passage of the Adjournment Proposal required approval by the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the Special Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,762,629	1	0

Although this proposal received sufficient votes to be approved, the Adjournment Proposal was not presented for adoption and no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary given the passage of the aforementioned proposals.

Item 8.01. Other Events.

Redemption of Shares

In connection with the stockholders’ vote at the Special Meeting, the Company has been advised that holders of 241,931 shares of common stock of the Company exercised their right to redeem their shares for cash at an approximate price of $11.46 per share, for an aggregate payment of approximately $2,772,000, which will be withdrawn from the Company’s trust account to redeem such shares.

Monthly Extension Option Exercise

On July 16, 2024, the Company, notified the Trustee of the Company’s Trust Account, that it was exercising a Monthly Extension Option and thereby extending the time available to the Company to consummate its initial business combination, from July 19, 2024, to August 19, 2024 (the “First Extension”), pursuant to and in accordance with the terms of the Company’s Charter and the Trust Agreement. The First Extension is the first of up to three (3) one-month Extensions permitted under the Company’s Charter and Trust Agreement. Pursuant to the terms of the Company’s Charter and Trust Agreement, in connection with the exercise of the First Extension, the Company deposited $12,360.40 into the Company's Trust Account on July 16, 2024.

No Offer or Solicitation

This Current Report on Form 8-K (the “Current Report”) is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering and periodic filings filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation

10.1	Fourth Amended and Restated Investment Management Trust Agreement.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: July 16, 2024	By:	/s/ Vikas Desai
	Name:	Vikas Desai
	Title:	Chief Executive Officer

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